SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

             DELAWARE                   0-26483                 94-3236309
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events.

On May 27, 2003, VaxGen, Inc. announced that the U.S. Food and Drug Administration has cleared the Investigational New Drug application for its candidate anthrax vaccine.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c)   Exhibits.

Exhibit No.             Description
-----------             -----------

99.1                    Press release issued by VaxGen, Inc. on May 27, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VaxGen, Inc.
                                               (Registrant)


Dated: May 28, 2003
                                               By:     /s/ Carter A. Lee
                                                   -----------------------------
                                                   Carter Lee
                                                   Senior Vice President
                                                   Finance & Administration

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued by VaxGen, Inc. on May 27, 2003.